SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 22, 2001

                              FIRST ECOM.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                     0-27753                    98-0206979
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)



19th Floor, 80 Gloucester Road, Wan Chai, Hong Kong          SAR
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code     (852) 2801-5181


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          (Former Name or Former Address, if Changes Since Last Report)



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Item 2.  Acquisition or Disposition of Assets

First Ecom.com, Inc. ("FECC") has disposed of all the stock of its wholly owned subsidiary First Ecommerce Data Services Limited, a Bermuda corporation ("FEDS"). The sale was completed on October 22, 2001. The amount received by FECC consisted of an immediate payment of US$1.66 million and the repayment by FEDS to FECC of a loan of US$1.34 million. In addition, FECC will receive 40% of FEDS's net operating profit for the next three years with a minimum guaranteed aggregate payment of $2 million and a maximum of $3 million. FEDS's principal asset was a payment gateway for processing credit card transactions executed over the internet.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses acquired.

          None

     (b)  Pro forma financial information

          None

     (c)  Exhibits

          None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRST ECOM.COM, INC.
                                            ---------------------------
                                                   (Registrant)

Date: October 30, 2001                   By /S/ Kenneth G.C. Telford
                                            ---------------------------
                                                   (Signature)
                                            Kenneth G.C. Telford, Secretary and
                                            Chief Financial Officer